Exhibit 10.6

EXECUTION VERSION

AMENDMENT NO. 1

This AMENDMENT NO. 1, dated as of March 26, 2014 (this “Amendment”), among TRANSFIRST HOLDINGS, INC., a Delaware corporation (the “Borrower”), TRANSFIRST PARENT CORP., a Delaware corporation (“Holdings”), the guarantors party hereto (the “Guarantors”), GENERAL ELECTRIC CAPITAL CORPORATION (“GECC”), as Administrative Agent and Second Lien Collateral Agent (in such capacities, together with its successors, the “Administrative Agent”), each of the lenders that is a signatory hereto and GECC, in its capacity as Term Lender with respect to the Additional Term B-1 Commitment (the “Additional Term B-1 Lender”), amends that (a) certain Second Lien Credit Agreement dated as of December 27, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the other agents and arrangers named therein, (b) certain Second Lien Security Agreement, dated as of December 27, 2012 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), entered into among the Borrower, the Guarantors and GECC, as Second Lien Collateral Agent , (c) certain Second Lien Guarantee Agreement, dated as of December 27, 2012, entered into among the Borrower, the Guarantors and GECC, as Second Lien Collateral Agent and (d) certain Second Lien Pledge Agreement, dated as of December 27, 2012 (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”), entered into among Holdings and GECC, as Second Lien Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, Section 2.15 of the Credit Agreement provides that the Borrower may from time to time obtain Other Term Loans, subject to the terms and conditions set forth therein to permit the refinancing of all or any portion of any Class of Term Loans outstanding under the Credit Agreement;

WHEREAS, Section 10.01 of the Credit Agreement provides that the Loan Parties may amend the Credit Agreement, the Security Agreement, the Pledge Agreement and the Guarantee Agreement with the consent of the Required Lenders or Lenders, as applicable;

WHEREAS, on the date hereof, the Borrower, Holdings, the Guarantors, the Administrative Agent, the Lenders party hereto and the Additional Term B-1 Lender desire to enter into this Amendment to amend the Credit Agreement to, among other things, refinance the Initial Term Loans outstanding thereunder with Other Term Loans (such refinancing term loans, the “Term B-1 Loans”), having identical terms with, having the same rights and obligations under the Credit Agreement and the other Loan Documents as and in the same aggregate principal amount as the Initial Term Loans as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby;

WHEREAS, Merrill Lynch, Pierce, Fenner & Smith Incorporated and GE Capital Markets, Inc. (“GECM”) will act as joint lead arrangers and joint bookrunners under the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”) and this Amendment (in such capacities, the “Arrangers”);

WHEREAS, upon the Amendment No. 1 Effective Date, each Term Lender that shall have (x) executed and delivered a signature page to this Amendment (a “Consent”) shall have its Initial Term Loans outstanding immediately prior to the Amendment No. 1 Effective Date repaid in full together with all accrued and unpaid interest on, and premiums and fees related to, such Term Lender’s Initial Term Loans to, but not including, the Amendment No. 1 Effective Date, and may obtain Term B-1 Loans via assignment after the Amendment No. 1 Effective Date and (y) not executed and delivered a Consent shall have its Initial Term Loans outstanding immediately prior to the Amendment No. 1 Effective Date repaid in full together with all accrued and unpaid interest on, and premiums and fees related to, such Term Lender’s Initial Term Loans to, but not including, the Amendment No. 1 Effective Date;

WHEREAS, the Additional Term B-1 Lender has agreed to make Other Term Loans on the Amendment No. 1 Effective Date in an amount equal to $225,000,000; and

WHEREAS, the Administrative Agent, the Additional Term B-1 Lender and the Lenders signatory hereto are willing to so agree pursuant to Sections 2.15 and 10.01 of the Credit Agreement, subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments. Effective as of the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended as follows:

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Additional Term B-1 Commitment” means the Additional Term B-1 Lender’s commitment to make a Term B-1 Loan on the Amendment No. 1 Effective Date, in an amount equal to $225,000,000.

“Additional Term B-1 Lender” means GECC, in its capacity as Term Lender with respect to the Additional Term B-1 Commitment.

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of March 26, 2014, by and among Borrower, Holdings, the Guarantors party thereto, the Administrative Agent, the Lenders party thereto and the Additional Term B-1 Lender.

“Amendment No. 1 Arrangers” means each of MLPF&S and GECM, in its capacity as Joint Bookrunner or Joint Lead Arranger under Amendment No. 1.

“Amendment No. 1 Effective Date” means March 26, 2014, the date on which the conditions precedent set forth in Section 3 of Amendment No. 1 are satisfied.

“Term B-1 Loans” means the Other Term Loans made by the Lenders on the Amendment No. 1 Effective Date to the Borrower pursuant to Section 2.01(b).

(b) The definition of “All-In Yield” in Section 1.01 of the Credit Agreement is hereby amended by replacing “to the extent greater than 1.25% or 2.25%, respectively” with “to the extent greater than 1.00% or 2.00%, respectively”.

(c) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following:

“Applicable Rate” means a percentage per annum equal to:

(a) for Eurocurrency Rate Loans, 6.50% per annum; and

(b) for Base Rate Loans, 5.50% per annum;

as each such rate may increase in accordance with the provisions of Section 2.08(d).

(d) The definition of “Base Rate” is hereby amended by replacing “2.25% per annum” with “2.00% per annum”.

(e) The definition of “Class” is hereby amended by adding (i) “Term B-1 Loans,” after “Initial Term Loans” and (ii) “Additional Term B-1 Commitments,” after “Initial Term Commitments”.

(f) The definition of “Commitment” is hereby amended by adding “Additional Term B-1 Commitment,” after “Initial Term Commitment”.

(g) (i) The definition of “Documentation Agent” is hereby amended by replacing “STRH” with “SunTrust Bank” and (ii) the cover page of the Credit Agreement is hereby amended by replacing “SUNTRUST ROBINSON HUMPHREY, INC.” with “SUNTRUST BANK”.

(h) The definition of “Eurocurrency Rate” is amended by replacing “1.25% per annum” with “1.00% per annum”.

(i) The definition of “Interest Payment Date” is hereby amended by adding the following proviso to the end of such definition:

“; provided, further, that the Amendment No. 1 Effective Date shall constitute an Interest Payment Date with respect to accrued and unpaid interest up to but excluding the Amendment No. 1 Effective Date for the Initial Term Loans.”

(j) The definition of “Loan” or “Term Loan” is hereby amended by adding “Term B-1 Loans,” after “Initial Term Loans”.

(k) All references to “Initial Term Loan” and “Initial Term Commitments” in the Credit Agreement and the Loan Documents are hereby deemed to be references to “Term B-1 Loan” and the “Additional Term B-1 Commitment”, respectively (other than such references contained in Amendment No. 1, the preliminary statements to the Credit Agreement, the definitions of “Initial Term Loans,” “Initial Term Commitments” and “Term Commitments” and Sections 2.01 and 2.09(b) of the Credit Agreement).

(l) Section 2.01 of the Credit Agreement is hereby amended by adding “(a)” at the beginning of the first paragraph thereof and adding the following as the second paragraph thereof:

“(b) Subject to and upon the terms and conditions set forth herein, the Additional Term B-1 Lender agrees to make Other Term Loans to the Borrower on the Amendment No. 1 Effective Date (which shall replace the Initial Term Loans existing prior to such date and be considered Term B-1 Loans for all purposes hereunder), in an amount equal to $225,000,000. The initial Interest Periods for all Eurocurrency Rate Term B-1 Loans made on the Amendment No. 1 Effective Date shall be the same Interest Periods applicable to the Eurocurrency Rate Initial Term Loans immediately prior to the Amendment No. 1 Effective Date.”

(m) Section 2.02(a) of the Credit Agreement is hereby amended by: (i) replacing the words “Term Loan Borrowings” with “Borrowings in respect of the Initial Term Loans” and (ii) adding the following after the end of such section:

“Notwithstanding the foregoing, timing for delivery of any Committed Loan Notice and minimum Borrowing requirements with respect to (x) Incremental Loans will be in accordance with Section 2.14 or as otherwise set forth in the applicable Incremental Amendment, (y) Other Term Loans will be in accordance with Section 2.15 or as otherwise set forth in the applicable Refinancing Amendment and (z) Extended Term Loans will be in accordance with Section 2.16 or as otherwise set forth in the applicable Extension Amendment.”

(n) Section 2.05(a)(iv) of the Credit Agreement is hereby replaced with the following:

“Notwithstanding the foregoing, in the event that Term B-1 Loans are prepaid or repaid in whole or in part at any time and from time to time pursuant to Section 2.05(a) or Section 2.05(b)(iii) prior to the eighteen-month anniversary of the Amendment No. 1 Effective Date, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders a 1.0% prepayment premium on the principal amount so prepaid or repaid, plus any accrued and unpaid interest on the amounts prepaid. No prepayment premium shall be payable if such prepayment occurs after the eighteen-month anniversary of the Amendment No. 1 Effective Date. If, on or prior to the eighteen-month anniversary of the Amendment No. 1 Effective Date, any Lender that is a Non-Consenting Lender and is replaced pursuant to Section 3.07(a) in connection with any amendment, amendment and restatement or other modification of this Agreement, such Lender (and not any Person who replaces such Lender pursuant to Section 3.07(a)) shall receive its pro rata portion (as determined immediately prior to it being so replaced) of the prepayment premium or fee described in the preceding sentence. Such amounts shall be due and payable on the date of effectiveness of such amendment, amendment and restatement or other modification of this Agreement.”

(o) Section 2.05(b) (vi) of the Credit Agreement is hereby amended by adding the following at the end of the fourth sentence thereof:

“; provided, however, that no Lender may reject any prepayment made under Section 2.05(b)(iii) in respect of Credit Agreement Refinancing Indebtedness”

(p) Section 2.06(b) of the Credit Agreement is hereby amended and restated as follows:

“Mandatory. The Term Commitment of each Lender shall be automatically and permanently reduced to $0 upon the making of such Lender’s Term Loans pursuant to Section 2.01. The Additional Term B-1 Commitment of GECC (in its capacity as the Additional Refinancing Lender under Amendment No. 1) shall be automatically and permanently reduced to $0 upon the making of Term B-1 Loans in the amount set forth under, and pursuant to the terms of, Section 2.01(b).”

(q) Section 2.07 of the Credit Agreement is hereby amended and restated as follows:

“Repayment of Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders on the Maturity Date the aggregate principal amount of all Term B-1

Loans outstanding on such date. In the event any Incremental Term Loans, Other Term Loans or Extended Term Loans are made, such Incremental Term Loans, Other Term Loans or Extended Term Loans, as applicable, shall be repaid by the Borrower in the amounts and on the dates set forth in the Incremental Amendment, Refinancing Amendment or Extension Amendment with respect thereto and on the applicable Maturity Date thereof. The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders with Initial Term Loans, the aggregate principal amount of all Initial Term Loans on the Amendment No. 1 Effective Date, with a like amount of the gross proceeds of Term B-1 Loans made by the Additional Term B-1 Lender pursuant to Section 2.01(b), concurrently with receipt thereof.”

(r) Section 2.09 of the Credit Agreement is hereby amended by adding the following as a new clause at the end of such Section:

“(c) The Borrower agrees to pay on the Amendment No. 1 Effective Date to each Lender party to Amendment No. 1 on the Amendment No. 1 Effective Date, as fee compensation for the funding of such Lender’s Term B-1 Loan, an effectiveness fee (the “Effectiveness Fee”) in an amount equal to 0.25% of the stated principal amount of such Lender’s Term B-1 Loan funded on the Amendment No. 1 Effective Date. Such Effectiveness Fee will be in all respects fully earned, due and payable on the Amendment No. 1 Effective Date and non-refundable and noncreditable thereafter and shall be netted against Term B-1 Loans made by such Lender.”

(s) Section 7.10 of the Credit Agreement is hereby amended by adding the following as a new paragraph to such Section:

“Use the proceeds of all Term B-1 Loans for any purpose other than to refinance the Initial Term Loans and pay all related fees and expenses.”

SECTION 2. Other Amendments to Credit Agreement, Security Agreement, Pledge Agreement and Guarantee Agreement. Effective as of the Amendment No. 1 Effective Date, each of the Lenders (after giving effect to the amendments set forth in Section 1 and the borrowing of the Additional Term B-1 Term Loans) hereby agrees as follows:

(a) The following defined terms are hereby added to Section 1.01 of the Credit Agreement in alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to Holdings or any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of a Guarantor of, or the grant by a Guarantor or Holdings of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of Holdings’ or a Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 2.07 of the Guarantee Agreement and any other “keepwell, support or other agreement” for the benefit of Holdings or a Guarantor and any and all guarantees of such Guarantor’s or Holdings’ Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or such grant by Holdings or a Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.

“Qualified ECP Guarantor” means, at any time, Holdings and each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to Holdings or any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

(b) The definition of “Obligations” in Section 1.01 of the Credit Agreement is hereby amended by adding the words “(excluding any Excluded Swap Obligations)” after the words “Secured Hedge Agreement” in clause (y) thereof and by deleting the last sentence of such definition and replacing it with the following:

“Notwithstanding the foregoing, (i) the obligations of the Borrower or any Restricted Subsidiary under any Secured Hedge Agreement or any Secured Cash Management Agreement shall be secured and guaranteed pursuant to the Collateral Documents and the Guaranty only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (ii) Obligations shall in no event included any Excluded Swap Obligations.”

(c) Section 8.04 of the Credit Agreement is hereby amended by deleting the period and adding the following to the end of the last sentence thereof:

“; provided, however, that notwithstanding anything to the contrary in this Agreement or any other Loan Document in no circumstances shall proceeds of any Collateral constituting an asset of a Loan Party that is not a Qualified ECP Guarantor be applied towards the payment of any Obligations constituting Swap Obligations, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section.”

(d) The definition of “Secured Obligations” in the Security Agreement is hereby amended by deleting the period and adding the following at the end of such definition:

“; provided, however, that in no event shall Secured Obligations include Excluded Swap Obligations.”

(e) The definition of “Secured Obligations” in the Pledge Agreement is hereby amended by deleting the period and adding the following at the end of such definition:

“; provided, however, that in no event shall Secured Obligations include Excluded Swap Obligations.”

(f) The Guarantee Agreement is hereby amended by adding the following defined term to Section 1.02 thereof in alphabetical order and the following new Sections 2.07 and 2.08:

“Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 2.07).

Section 2.07. Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of the security interest under the Loan Documents, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under this Agreement and the other Loan Documents in respect of such Swap Obligation (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.07 for up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations under this Section 2.07, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect with respect to such Qualified ECP Guarantor until the termination of this Agreement or the release of such Guarantor in accordance with Section 4.13. Each Qualified ECP Guarantor intends that this Section 2.07 constitute, and this Section 2.07 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 2.08. Excluded Swap Transactions. Notwithstanding anything to the contrary contained in this Agreement or any provision of any other Loan Document, the Obligations guaranteed hereunder by any Guarantor shall not include obligations in respect of any Excluded Swap Obligation with respect to that Guarantor. The liability of a Guarantor for any amount payable under the netting provisions of Section 6(e) of an ISDA Master Agreement with respect to any “Terminated Transactions” under and as defined therein shall exclude amounts attributable to Excluded Swap Transactions with respect to such Guarantor.”

SECTION 3. Lenders. GECC (in its capacity as the Additional Refinancing Lender party hereto) hereby agrees, on the Amendment No. 1 Effective Date and on the terms and conditions set forth herein and in the Amended Credit Agreement, to make Term B-1 Loans in accordance with Section 2.01(b) of the Amended Credit Agreement. GECC shall, effective on the Amendment No. 1 Effective Date, automatically become party to the Amended Credit Agreement as a Lender. Each Term Lender under the Credit Agreement that executes and delivers a Consent agrees that to the extent its Initial Term Loans under the Credit Agreement are being repaid on the Amendment No. 1 Effective Date it waives any amounts it may be entitled to under Section 3.05 of the Credit Agreement in connection with such repayment.

SECTION 4. Conditions of Effectiveness. This Amendment shall become effective as of the first date (such date being referred to as the “Amendment No. 1 Effective Date”, which date is March 26, 2014) when each of the following conditions shall have been satisfied:

(a) The Administrative Agent shall have received this Amendment, duly executed and delivered by (A) the Borrower, (B) Holdings, (C) the Guarantors, (D) the Additional Term B-1 Lender and (E) the Administrative Agent.

(b) The Administrative Agent shall have received a Committed Loan Notice not later than 5:30 p.m. (New York, New York time) on the Business Day prior to the requested date of the Amendment No. 1 Effective Date.

(c) The Administrative Agent shall have received, on behalf of itself, the Second Lien Collateral Agent and the Lenders, an opinion from Ropes & Gray LLP, New York counsel for the Loan Parties, dated as of the Amendment No. 1 Effective Date and addressed to the Administrative Agent, the Second Lien Collateral Agent and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received such (x) certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and (y) a certificate, dated as of the Amendment No. 1 Effective Date, signed by a Responsible Officer of the Borrower, confirming (i) satisfaction of the conditions set forth in Sections 4(f) and (g) and (ii) that the Term B-1 Loans meet the requirements and conditions to the Other Term Loans under Section 2.15 of the Credit Agreement and related definitions thereunder (including, without limitation, the definition of “Credit Agreement Refinancing Indebtedness”).

(e) Payment of (x) all reasonable fees and expenses due to the Administrative Agent and the Arrangers (as agreed to in writing between the Administrative Agent and/or the Arrangers and the Borrower), in each case required to be paid on the Amendment No. 1 Effective Date and to the extent invoiced at least two Business Days prior to the Amendment No. 1 Effective Date and (y) the Effectiveness Fee to the Lenders party to Amendment No. 1 on the Amendment No. 1 Effective Date, which shall be netted against Term B-1 Loans made by such Lenders. Substantially simultaneous with effectiveness, the Term Lenders (excluding the Additional Term B-1 Lender in its capacity as such) under the existing Credit Agreement shall have been paid (x) all accrued principal and interest on their Initial Term Loans to, but not including, the Amendment No. 1 Effective Date and (y) the prepayment premium pursuant to Section 2.05(a)(iv) of the Credit Agreement.

(f) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement and any other Loan Document shall be true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

(g) No Default shall exist, or would result from the effectiveness of this Amendment or from the application of the proceeds thereof.

(h) The Administrative Agent (or its counsel) shall have received a Note executed by Borrower for each Lender that requests such a Note at least two Business Days prior to the Amendment No. 1 Effective Date.

SECTION 5. Representations and Warranties. On and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, each Loan Party represents and warrants as to itself as follows:

(a) Neither the execution, delivery or performance of the Amendment nor compliance with the terms and provisions thereof and the other transactions contemplated hereby will (i)

contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (x) any other Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) violate any Law in any material respect; except with respect to any violation, conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii) and clause (iii), to the extent that such violation, conflict, breach, contravention or payment could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (iv) require any approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person except for (A) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Second Lien Secured Parties, (B) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (C) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Such Loan Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. Such Loan Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 6. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 1 (i.e., the Amended Credit Agreement).

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. For the avoidance of doubt, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment, and all guarantees and grants of security interests are hereby reaffirmed by each Loan Party.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

(d) The Additional Term B-1 Lender shall be a “Lender” for purposes of the Loan Documents.

(e) On and after the Amendment No. 1 Effective Date, the Additional Term B-1 Commitments shall constitute “Other Term Commitments” and the Term B-1 Loans shall constitute “Other Term Loans” for purposes of the Loan Documents (and the Term B-1 Loans shall also constitute “Term Loans” for the purposes of the Loan Documents).

SECTION 7. Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment (including, for the avoidance of doubt, by executing a Consent) shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 8. Acknowledgement and Reaffirmation of Borrower, Holdings and Guarantors. The Borrower, Holdings and the Guarantors acknowledge and consent to all terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Borrower’s or Holding’s or the Guarantors’ obligations under the Loan Documents, except as explicitly provided for herein. Each of the Borrower, Holdings and the Guarantors hereby ratifies and confirms its obligations under the Credit Agreement and the other Loan Documents, including after giving effect to the amendments and transactions contemplated by this Amendment, and including (except in the case of Holdings), without limitation, its guarantee of the Obligations and its grant of security interest in the Collateral (as defined in any Collateral Document) to secure the Obligations (including any Obligations resulting from the Term B-1 Loans).

SECTION 9. Governing Law; Waivers.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, THE BORROWER, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR OTHER DOCUMENT RELATED THERETO.

EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR

CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TRANSFIRST HOLDINGS, INC., as Borrower

By:		/s/ Mark Travis
	Name:	Mark Travis
	Title:	Senior Vice President &
Chief Financial Officer

TRANSFIRST PARENT CORP., as Holdings

By:		/s/ Mark Travis
	Name:	Mark Travis
	Title:	Senior Vice President &
Chief Financial Officer

TRANSFIRST, LLC,
TRANSFIRST THIRD PARTY SALES, LLC,
TRANSFIRST ASSOCIATION SALES, LLC,
TRANSFIRST CORPORATE SALES, LLC,
TRANSFIRST HEALTH AND GOVERNMENT SERVICES, LLC,
ME ACQUISITION, LLC,
CN ACQUISITION, LLC,
TRANSFIRST EPAYMENT, LLC,
TRANSFIRST EPAYMENT SERVICES, LLC,
PAYMENT RESOURCES INTERNATIONAL, LLC,

each as a Guarantor

By:		/s/ Mark Travis
	Name:	Mark Travis
	Title:	Senior Vice President &
Chief Financial Officer

[Amendment No. 1]

GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent, Second Lien Collateral Agent and the Additional Term B-1 Lender

By:	/s/ Salman Mukhtar
Name: Salman Mukhtar
Title: Duly Authorized Signatory

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT (this “Consent”) to Amendment No. 1 (“Amendment”) to the Second Lien Credit Agreement, dated as of December 27, 2012 (the “Credit Agreement” and as amended pursuant to the Amendment, the “Amended Credit Agreement”), among TRANSFIRST HOLDINGS, INC., a Delaware corporation (the “Borrower”), Holdings, the Guarantors party hereto, each of the Lenders that is a signatory hereto and GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent and Second Lien Collateral Agent (in such capacities, together with its successors, the “Administrative Agent”) and as Additional B-1 Lender. Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Amendment.

Existing Term Lenders. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 1]